CERTAIN CONFIDENTIAL PORTIONS HAVE BEEN REDACTED FROM THIS EXHIBIT BECAUSE THEY ARE BOTH (i) NOT MATERIAL AND (ii) IS THE TYPE THAT THE COMPANY TREATS AS PRIVATE OR CONFIDENTIAL.  INFORMATION THAT HAS BEEN OMITTED HAD BEEN IDENTIFIED IN THIS DOCUMENT WITH A PLACEHOLDER IDENTIFIED BY THE MARK “[***]”.

AMENDMENT No. 17 TO PURCHASE AGREEMENT COM0041-16

This Amendment No.17 [COM0489-21] (the "Amendment No.17") dated as of November 16, 2021 is between EMBRAER S.A., a corporation existing under the laws of Brazil, which address and principal place of business is at Avenida Brigadeiro Faria Lima, 2170, prédio F-100, Putim, in the city of São José dos Campos, State of São Paulo, Brazil (“Embraer”); YABORÃ INDÚSTRIA AERONÁUTICA S.A., a corporation existing under the laws of Brazil, with office at Avenida Brigadeiro Faria Lima, 2170, in the City of São José dos Campos, State of São Paulo, Brazil ("Embraer Commercial") and HORIZON AIR INDUSTRIES, INC. ("Buyer"), collectively referred to herein as the “Parties”, and constitutes an amendment and modification to Purchase Agreement COM0041-16 dated April 11th, 2016 as amended and assigned from time to time (the "Purchase Agreement").

Embraer and Embraer Commercial are referred collectively as “Seller”.

All capitalized terms not otherwise defined herein shall have the same meaning when used herein as provided in the Purchase Agreement and in case of any conflict between this Amendment No. 17 and the Purchase Agreement, this Amendment No. 17 shall control.

WHEREAS, Due to a shortage of pilots, Buyer has requested and Seller has agreed to terminate five (5) Confirmed Option Aircraft in order that Skywest, Inc. (“Skywest”) may take delivery of the Aircraft as Aircraft #188 through Aircraft #192 in accordance with the terms and conditions stated in the Purchase Agreement COM0028-13 between Seller and Skywest (the “Skywest Agreement”).

NOW, THEREFORE, for good and valuable consideration, which is hereby acknowledged by the Parties, Seller and Buyer agree as follows:

1. SUBJECT

Buyer has requested and Seller has agreed to terminate five (5) Confirmed Option Aircraft. As a result of such termination, Article 2 of the Purchase Agreement is hereby deleted and replaced as follows:

“Subject to the terms and conditions of this Agreement:
2.1 Seller shall sell and deliver and Buyer shall purchase and take delivery of thirty (30) Firm Aircraft and seven (7) Confirmed Option Aircraft;
2.2 Seller shall provide to Buyer the Services and the Technical Publications as described in Attachment “B” to this Agreement; and
2.3 Buyer shall have the option to purchase up to twenty-one (21) Option Aircraft, in accordance with Article 21.”

AMENDMENT No. 17 TO PURCHASE AGREEMENT COM0041-16

2. ATTACHMENT CHANGE
As a result of the change referred to in Article 1 of this Amendment No. 17, Attachment E to the Purchase Agreement is hereby deleted and replaced in its entirety by Attachment E to this Amendment No. 17, which shall be deemed to be Attachment E for all purposes under the Purchase Agreement.

3. PAYMENT RETURN

[***]

4. TERMINATION AMOUNT

[***]
5. REINSTATEMENT OF PURCHASE AGREEMENT
All other provisions and conditions of the referenced Purchase Agreement, as well as its related Attachments and Letter Agreement, which are not specifically modified by this Amendment No. 17 shall remain in full force and effect without any change.
6. COUNTERPARTS
This Amendment No. 17 may be signed by the Parties hereto in any number of separate counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument and all of which when taken together shall constitute one and the same instrument.
This Amendment No. 17 may be signed by facsimile with originals duly signed to follow by an internationally recognized courier.

[SIGNATURE PAGE FOLLOWS]

COM0489-21 Page 2 of 3
Amendment No.17 to PA COM0041-16

AMENDMENT No. 17 TO PURCHASE AGREEMENT COM0041-16

IN WITNESS WHEREOF, Seller and Buyer, by their duly authorized officers, have entered into and executed this Amendment No. 17 to be effective as of the date first written above.

EMBRAER S.A.    HORIZON AIR INDUSTRIES, INC.

By: _______________________        By: ________________________

Name:                        Name:

Title:                        Title:

By:________________________

Name:
Title:

Place: ______________________     Place: _____________________

YABORÃ INDÚSTRIA
AERONÁUTICA S.A.

By: _______________________

Name:

Title:

By: _______________________

Name:

COM0489-21 Page 3 of 3
Amendment No.17 to PA COM0041-16

AMENDMENT No. 17 TO PURCHASE AGREEMENT COM0041-16

Title:

Place: ______________________

COM0489-21 Page 4 of 3
Amendment No.17 to PA COM0041-16

ATTACHMENT “E” AIRCRAFT DELIVERY SCHEDULE

1.Firm and Confirmed Option Aircraft Delivery Schedule (ref. Purchase Agreement, Article 5)

[***]

2.Option Aircraft Delivery Schedule (ref. Purchase Agreement, Article 21)
[***]

Attachment “E” to Purchase Agreement COM0041-16 Page 1 of 2 Amendment No 17 (COM0489-21)